UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2006
Access Capital Strategies Community
Investment Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00143 (Commission File Number)	04-3369393 (IRS Employer Identification No.)

419 Boylston Street, Suite 501, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 236-7274
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Access Capital Strategies Community Investment Fund, Inc.
CURRENT REPORT ON FORM 8-K
Item 7.01 Regulation FD Disclosure.
On June 30, 2006, Access Capital Strategies Community Investment Fund, Inc. (the Fund) issued a press release concerning a decision of its Board of Directors to solicit proposals for a new sub-manager to support the Fund.
Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number

99.1	Access Capital Strategies Community Investment Fund, Inc. press release, dated June 30, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc. (Registrant) /S/ DAVID F. SAND (Signature)

Date: June 30, 2006
Name: David F. Sand* Title: Chief Executive Officer, Principal Accounting Officer, Principal Financial Officer

By:	*/S/ MARTIN E. LYBECKER
Martin E. Lybecker
Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release, dated June 30, 2006

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